CIT RV TRUST 1999-A
Cutoff Date: 12/31/2005

Geographic Distribution of Contracts (1)

State	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Alabama	39	1.35%	$1,610,961.82	1.82%
Alaska	6	0.21%	448,357	0.51%
Arizona	124	4.29%	3,943,543	4.45%
Arkansas	72	2.49%	1,554,510	1.75%
California	404	13.97%	11,530,755	13.00%
Colorado	78	2.70%	2,829,111	3.19%
Connecticut	19	0.66%	545,949	0.62%
Delaware	5	0.17%	115,087	0.13%
District of Columbia	1	0.03%	56,294	0.06%
Florida	181	6.26%	7,245,298	8.17%
Georgia	62	2.14%	1,675,295	1.89%
Hawaii	3	0.10%	98,637	0.11%
Idaho	14	0.48%	708,143	0.80%
Illinois	78	2.70%	2,077,367	2.34%
Indiana	31	1.07%	765,701	0.86%
Iowa	11	0.38%	313,384	0.35%
Kansas	59	2.04%	1,189,869	1.34%
Kentucky	11	0.38%	329,591	0.37%
Louisiana	37	1.28%	1,105,155	1.25%
Maine	12	0.41%	211,809	0.24%
Maryland	29	1.00%	767,055	0.87%
Massachusetts	39	1.35%	902,634	1.02%
Michigan	22	0.76%	982,111	1.11%
Minnesota	18	0.62%	1,072,759	1.21%
Mississippi	32	1.11%	646,713	0.73%
Missouri	128	4.43%	3,561,903	4.02%
Montana	10	0.35%	296,361	0.33%
Nebraska	13	0.45%	348,516	0.39%
Nevada	52	1.80%	1,742,269	1.96%
New Hampshire	20	0.69%	786,429	0.89%
New Jersery	39	1.35%	1,411,715	1.59%
New Mexico	25	0.86%	875,575	0.99%
New York	86	2.97%	3,146,862	3.55%
North Carolina	59	2.04%	1,768,816	1.99%
North Dakota	3	0.10%	31,973	0.04%
Ohio	34	1.18%	1,471,022	1.66%
Oklahoma	127	4.39%	2,598,285	2.93%
Oregon	61	2.11%	2,395,036	2.70%
Other	2	0.07%	70,128	0.08%
Pennsylvania	54	1.87%	2,088,290	2.36%
Rhode Island	12	0.41%	335,244	0.38%
South Carolina	28	0.97%	650,652	0.73%
South Dakota	8	0.28%	461,954	0.52%
Tennessee	44	1.52%	1,385,070	1.56%
Texas	497	17.19%	12,467,036	14.06%
Utah	12	0.41%	587,055	0.66%
Vermont	8	0.28%	523,655	0.59%
Virginia	30	1.04%	1,195,554	1.35%
Washington	114	3.94%	4,597,737	5.18%
West Virginia	7	0.24%	171,337	0.19%
Wisconsin	21	0.73%	650,902	0.73%
Wyoming	11	0.38%	328,791	0.37%

	2,892	100.00%	$88,674,258	100.00%

(1)	In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

CIT RV TRUST 1999-A
Cutoff Date: 12/31/2005

Range of Contract Rates

Range of Contract Rates	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

0.00% - 7.49% (1)	3	0.10%	$99,013.34	0.11%
7.50% - 7.99%	156	5.39%	12,618,090	14.23%
8.00% - 8.99%	694	24.00%	37,443,830	42.23%
9.00% - 9.99%	868	30.01%	22,396,891	25.26%
10.00% - 10.99%	535	18.50%	8,743,565	9.86%
11.00% - 11.99%	314	10.86%	4,000,017	4.51%
12.00% - 12.99%	164	5.67%	1,821,946	2.05%
13.00% - 13.99%	92	3.18%	916,127	1.03%
14.00% - 14.99%	45	1.56%	449,192	0.51%
15.00% - 15.99%	9	0.31%	79,460	0.09%
16.00% - 16.99%	4	0.14%	49,715	0.06%
17.00% - 17.99%	4	0.14%	19,697	0.02%
18.00% - 18.99%	3	0.10%	30,257	0.03%
20.00% - 20.99%	1	0.03%	6,456	0.01%

	2,892	100.00%	$88,674,258	100.00%

(1) Generally represents repossessed contracts or contracts subject to the Soldiers’ and Sailors’ Civil Relief Act.

Range of Remaining Maturities

Range of Remaining Maturities in Months	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

0 - 12 months	76	2.63%	$292,545	0.33%
13 - 24 months	39	1.35%	120,109	0.14%
25 - 36 months	291	10.06%	2,011,736	2.27%
37 - 48 months	217	7.50%	1,868,878	2.11%
49 - 60 months	431	14.90%	5,151,033	5.81%
61 - 72 months	355	12.28%	4,427,261	4.99%
73 - 84 months	34	1.18%	870,123	0.98%
85 - 96 months	753	26.04%	30,945,246	34.90%
97 - 108 months	454	15.70%	19,231,061	21.69%
109 - 120 months	15	0.52%	714,803	0.81%
121 - 132 months	9	0.31%	671,411	0.76%
133 - 144 months	7	0.24%	564,327	0.64%
145 - 156 months	126	4.36%	12,524,878	14.12%
157 - 168 months	85	2.94%	9,280,846	10.47%

	2,892	100.00%	$88,674,258	100.00%

CIT RV TRUST 1999-A
Cutoff Date: 12/31/2005

Collateral Type Distribution

Collateral Type	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Motor Homes	1,497	51.76%	$70,689,903.85	79.72%
Fifth Wheel	632	21.85%	11,408,603	12.87%
Travel Trailer	675	23.34%	5,876,541	6.63%
Other	88	3.04%	699,210	0.79%

Total	2,892	100.00%	$88,674,258	100.00%

Delinquency Status Distribution

Delinquency Status	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Current, including 1 to 29 days delinquent	2,549	88.14%	$75,780,293	85.46%
30 to 59 days	76	2.63%	2,188,148	2.47%
60 to 89 days	30	1.04%	799,430	0.90%
90 to 119 days	13	0.45%	488,193	0.55%
120 to 149 days	20	0.69%	459,068	0.52%
150 to 179 days	6	0.21%	221,060	0.25%
180+ days	46	1.59%	1,888,964	2.13%
Repossession Status	152	5.26%	6,849,103	7.72%

	2,892	100.00%	$88,674,258	100.00%

CIT RV TRUST 1999-A
Cutoff Date: 12/31/2005

Range of Principal Balance Outstanding

Principal Balance Type	Total Balance as of Cut-off Date	Minimum Balance as of Cut-off Date	Maximum Balance as of Cut-off Date	Average Balance as of Cut-off Date

Original	$131,065,046.60	$5,056.83	$304,790.11	$45,319.86
Current	$88,674,257.50	$0.88	$242,257.87	$30,661.91

New vs. Used Collateral Distribution

New vs. Used	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

New	1,844	63.76%	$62,298,203	70.26%
Used	1,048	36.24%	26,376,054	29.74%

	2,892	100.00%	$88,674,258	100.00%

Range of Credit Scores

Score Type	Minimum as of Origination Date	Maximum as of Origination Date	Weighted Average as of Origination Date

FICO	530	829	684
Custom	122	941	317

Minimum, Maximum and Weighted Average Distribution

	Minimum as of	Maximum as of	Weighted Average as of
Distribution Type	Cut-off Date	Cut-off Date	Cut-off Date

Contract Rate	0.00%	20.00%	8.50%
Original Term	48 months	242 months	189 months
Current Term	1 months	162 months	104